UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):      May 15, 2006
                                                           ---------------------


                              JACK IN THE BOX INC.
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                   1-9390                  95-2698708
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File          (I.R.S. Employer
      of incorporation)              Number)            Identification Number)


     9330 BALBOA AVENUE, SAN DIEGO, CA                      92123
--------------------------------------------------------------------------------
  (Address of principal executive offices)                (Zip Code)


                                 (858) 571-2121
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|  | Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

|  | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.   ENTRY INTO OR AMENDMENT OF A MATERIAL DEFINITIVE AGREEMENT
             ----------------------------------------------------------

     On May 15, 2006, Jack in the Box Inc. (the "Company") entered into a Compensation and Benefits Assurance Agreement (the "Agreement") with the following executives, Linda A. Lang, Chief Executive Officer; Paul L. Schultz, President and Chief Operating Officer; Jerry P. Rebel, Executive Vice President and Chief Financial Officer; Lawrence E. Schauf, Executive Vice President and Corporate Secretary; and David M. Theno, Senior Vice President, Quality and Logistics. The purpose of the Agreement is to secure the services of these officers during the period leading up to a potential change in control, to provide incentive for officers to maximize the value of the Company prior to a potential change in control and to successfully complete a change in control determined by the Board of Directors to be in the best interests of the Company and its stockholders.

     The following brief summary of the material terms and conditions of the Agreement is qualified in its entirety by the Agreement, the form of which is attached hereto as Exhibit 10.22. The Agreement provides for certain benefits in the event of termination of employment following a change in control of the Company. The Agreement has an initial term expiring on May 15, 2008, and is automatically extended for additional two-year terms thereafter unless a minimum of six months written notice is given to the contrary. If there is a "change of control" (as defined in the Agreement) during the term of the Agreement, the covered executives will be entitled to receive the payments and benefits specified in the event that employment is terminated within 24 months thereafter
(i) involuntarily, without cause or (ii) voluntarily for "good reason" (as defined in the Agreement). Amounts payable under the Agreement include all amounts earned by the covered executives prior to the date of termination and a lump sum equal to the following multiple of annual base salary and bonus: Ms. Lang-3X, Mr. Schultz-2.5X, Mr. Rebel-2.5X, Mr. Schauf-2.5X and Dr. Theno-1.5X. In addition the Agreement provides for a conditional gross-up for tax purposes and a continuation of health insurance benefits for a period of up to 36 months following termination and certain incidental benefits.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS
             ---------------------------------

             (C) EXHIBITS

The following exhibit is filed as part of this report:

Exhibit
  No.        Description
-------      ---------------
10.22        Compensation and Benefits Assurance Agreement

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   JACK IN THE BOX INC.

                                             By:   /s/ JERRY P. REBEL
                                                   ------------------
                                                   Jerry P. Rebel
                                                   Executive Vice President
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)
                                                   (Duly Authorized Signatory)

                                                   Date: May 16, 2006